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                                                                    EXHIBIT 10.1



                                ACTIVETOUCH, INC.

                              AMENDED AND RESTATED

                                 1998 STOCK PLAN

                      (AS AMENDED EFFECTIVE MARCH 12, 1999)

                      (AS AMENDED EFFECTIVE APRIL 28, 1998)

                  (ORIGINALLY ADOPTED AS OF FEBRUARY 18, 1998)


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                                TABLE OF CONTENTS

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SECTION 1. PURPOSE...........................................................................1


SECTION 2. DEFINITIONS.......................................................................1

   (a)  "Board of Directors".................................................................1
   (b)  "Code"...............................................................................1
   (c)  "Committee"..........................................................................1
   (d)  "Company"............................................................................1
   (e)  "Disability".........................................................................2
   (f)  "Employee"...........................................................................2
   (g)  "Exercise Price".....................................................................2
   (h)  "Fair Market Value"..................................................................2
   (i)  "ISO"................................................................................2
   (j)  "Nonstatutory Option"................................................................2
   (k)  "Offeree"............................................................................2
   (l)  "Option".............................................................................2
   (m)  "Optionee"...........................................................................2
   (n)  "Plan"...............................................................................2
   (o)  "Purchase Price".....................................................................2
   (p)  "Service"............................................................................2
   (q)  "Share"..............................................................................3
   (r)  "Stock"..............................................................................3
   (s)  "Stock Option Agreement".............................................................3
   (t)  "Stock Purchase Agreement"...........................................................3
   (u)  "Subsidiary".........................................................................3

SECTION 3. ADMINISTRATION....................................................................3

   (a)  Committee Membership.................................................................3
   (b)  Committee Procedures.................................................................3
   (c)  Committee Responsibilities...........................................................4
   (d)  Financial Reports....................................................................5

SECTION 4. ELIGIBILITY.......................................................................5

   (a)  General Rule.........................................................................5
   (b)  Ten-Percent Shareholders.............................................................5
   (c)  Attribution Rules....................................................................6
   (d)  Outstanding Stock....................................................................6

SECTION 5. STOCK SUBJECT TO PLAN.............................................................6

   (a)  Basic Limitation.....................................................................6
   (b)  Additional Shares....................................................................6

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES...........................................7

   (a)  Stock Purchase Agreement.............................................................7
   (b)  Duration of Offers and Nontransferability of Rights..................................7


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
   (c)  Purchase Price.......................................................................7
   (d)  Withholding Taxes....................................................................8
   (e)  Restrictions on Transfer of Shares...................................................8

SECTION 7. TERMS AND CONDITIONS OF OPTIONS...................................................8

   (a)  Stock Option Agreement...............................................................8
   (b)  Number of Shares.....................................................................8
   (c)  Exercise Price.......................................................................9
   (d)  Withholding Taxes....................................................................9
   (e)  Exercisability.......................................................................9
   (f)  Term.................................................................................9
   (g)  Nontransferability..................................................................10
   (h)  Exercise of Options on Termination of Service.......................................10
   (i)  No Rights as a Shareholder..........................................................10
   (j)  Modification, Extension and Assumption of Options...................................10
   (k)  Restrictions on Transfer of Shares..................................................11

SECTION 8. PAYMENT FOR SHARES...............................................................11

   (a)  General Rule........................................................................11
   (b)  Surrender of Stock..................................................................11
   (c)  Promissory Notes....................................................................11
   (d)  Cashless Exercise...................................................................12

SECTION 9. ADJUSTMENT OF SHARES.............................................................12

   (a)  General.............................................................................12
   (b)  Reorganizations.....................................................................12
   (c)  Reservation of Rights...............................................................12

SECTION 10. LEGAL REQUIREMENTS..............................................................13


SECTION 11. NO EMPLOYMENT RIGHTS............................................................13


SECTION 12. DURATION AND AMENDMENTS.........................................................14

   (a)  Term of the Plan....................................................................14
   (b)  Right to Amend or Terminate the Plan................................................14
   (c)  Effect of Amendment or Termination..................................................14

SECTION 13. EXECUTION.......................................................................15


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                                ACTIVETOUCH, INC.
                              AMENDED AND RESTATED
                                 1998 STOCK PLAN
                      (EFFECTIVE AS OF FEBRUARY 18, 1998)


SECTION 1. PURPOSE.

        The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan provides for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as incentive stock options intended to qualify under section 422 of the Internal Revenue Code.

SECTION 2. DEFINITIONS.

        (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

        (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (c) "Committee" shall mean a committee consisting of members of the Board of Directors that is appointed by the Board of Directors. If no Committee has been appointed, the entire Board of Directors shall constitute the Committee. At such time as the officers and directors of the Company become reporting persons with respect to the Securities Exchange Act of 1934, the Committee shall have membership composition which enables the Plan to qualify under Rule 16b-3 with regard to the grant of Options or other rights to acquire Shares to persons who are subject to Section 16 of the Securities Exchange Act of 1934.

        (d) "Company" shall mean ActiveTouch, Inc., a California corporation.


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        (e) "Disability" shall means that an Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

        (f) "Employee" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors, or (iii) a consultant who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors or as a consultant shall be considered employment for all purposes under the Plan except the second sentence of Section 4(a).

        (g) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

        (h) "Fair Market Value" shall mean the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

        (i) "ISO" shall mean an employee incentive stock option described in Code section 422(b).

        (j) "Nonstatutory Option" shall mean an employee stock option that is not an ISO.

        (k) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares (other than upon exercise of an Option).

        (l) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

        (m) "Optionee" shall mean an individual who holds an Option.

        (n) "Plan" shall mean this ActiveTouch, Inc. Amended and Restated 1998 Stock Plan.

        (o) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

        (p) "Service" shall mean service as an Employee.


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        (q) "Share" shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

        (r) "Stock" shall mean the common stock of the Company.

        (s) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

        (t) "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

        (u) "Subsidiary" shall mean any corporation, of which the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 3. ADMINISTRATION.

        (a) Committee Membership. The Plan shall be administered by the Committee, which shall consist of members of the Board of Directors. The members of the Committee shall be appointed by the Board of Directors.

        (b) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.


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        (c) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

                (i) To interpret the Plan and to apply its provisions;

                 (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

                (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

                (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

                (v) To select Offerees and Optionees;

                (vi) To determine the number of Shares to be awarded or offered for sale or to be made subject to each Option;

                (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price and vesting of the award, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

                (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price and vesting of the Option, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

                (ix) To amend any outstanding Stock Purchase or Stock Option Agreement; provided, however, that the rights and obligations under any Stock Purchase or Stock Option Agreement shall not be materially altered or impaired adversely by any such amendment, except with the consent of the Optionee or Offeree;

                (x) To determine the disposition of an Option or other right to acquire Shares in the event of an Optionee's or Offeree's divorce or dissolution of marriage;


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                (xi) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan and any Stock Purchase or Stock Option Agreement; and

                (xii) To take any other actions deemed necessary or advisable for the administration of the Plan.

        All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option or any other right to acquire Shares under the Plan.

        (d) Financial Reports. To the extent required by applicable law, and not less often than annually, the Company shall furnish to Optionees and Offerees Company summary financial information including a balance sheet regarding the Company's financial condition and results of operations, unless such Optionees or Offerees have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION 4. ELIGIBILITY.

        (a) General Rule. Only Employees shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only individuals who are employed as common-law employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

        (b) Ten-Percent Shareholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Optionee or Offeree unless (i) the Exercise Price for an option is at least 110 percent of Fair Market Value on the date of grant, (ii) the Purchase Price for a sale of Shares is at least 100% of Fair Market Value at the date of


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purchase, and (ii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

        (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

        (d) Outstanding Stock. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

        (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares, or issued Shares that have been reacquired by the Company. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed Six Million Four Hundred Thousand (6,400,000) Shares, subject to adjustment pursuant to Section
9. The number of Shares which are subject to Options or other rights to acquire Shares outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. During the term of the Plan, the Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

        (b) Additional Shares. In the event that any outstanding Option or other right to acquire Shares for any reason expires or is canceled or otherwise terminated, the Shares


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allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan.

SECTION 6.      TERMS AND CONDITIONS OF AWARDS OR SALES.

        (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

        (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within the number of days specified by the Committee and communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

        (c) Purchase Price. To the extent required by applicable law, the Purchase Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of such Shares, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8 or in the form of services previously rendered to the Company.


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        (d) Withholding Taxes. As a condition to the purchase of Shares, the
Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such purchase.

        (e) Restrictions on Transfer of Shares. No Shares awarded or sold under the Plan may be sold or otherwise transferred or disposed of by the Offeree during the one hundred eighty (180) day period following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933. Subject to the preceding sentence, any Shares awarded or sold under the Plan shall be subject to such special conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares. To the extent required by applicable law, any service-based vesting conditions shall not be less rapid than the schedule set forth in Section 7(e).

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

        (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

        (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in


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accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

        (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). The Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

        (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

        (e) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of twenty percent (20%) per year for each of the first five years from the date of grant. Subject to the preceding sentence, the vesting of any Option shall be determined by the Committee in its sole discretion.

        (f) Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten (10) years from the date of grant, except as otherwise provided in Section


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4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

        (g) Nontransferability. No Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by him or by his guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

        (h) Exercise of Options on Termination of Service. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 30 days following termination of service with the Company for any reason other than "cause" (within the meaning of the rules of the California Department of Corporations), and that the Optionee shall have the right to exercise the Option for at least six months if the Optionee's service terminates due to death or Disability.

        (i) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares.

        (j) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the


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cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price.

        (k) Restrictions on Transfer of Shares. No Shares issued upon exercise of an Option may be sold or otherwise transferred or disposed of by the Optionee during the one hundred eighty (180) day period following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933. Subject to the preceding sentence, any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

SECTION 8. PAYMENT FOR SHARES.

        (a) General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsections (b), (c) and (d) below.

        (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or the Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

        (c) Promissory Notes. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee. The interest rate and other terms and conditions of such note shall be determined by


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the Committee. The Committee may require that the Optionee pledge his or her
Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee until such note is paid in full.

        (d) Cashless Exercise. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

SECTION 9. ADJUSTMENT OF SHARES.

        (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or more of
(i) the number of Shares available for future grants of Options or other rights to acquire Shares under Section 5, (ii) the number of Shares covered by each outstanding Option or other right to acquire Shares or (iii) the Exercise Price of each outstanding Option or the Purchase Price of each other right to acquire Shares.

        (b) Reorganizations. In the event that the Company is a party to a merger or reorganization, outstanding Options or other rights to acquire Shares shall be subject to the agreement of merger or reorganization.

        (c) Reservation of Rights. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any


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class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option, or the number or Purchase Price of shares subject to any other right to acquire Shares. The grant of an Option or other right to acquire Shares pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. LEGAL REQUIREMENTS.

        Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 11. NO EMPLOYMENT RIGHTS.

        No provision of the Plan, nor any Option granted or other right to acquire Shares awarded under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.


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SECTION 12. DURATION AND AMENDMENTS.

        (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any Option grants or other right to acquire Shares already made shall be null and void, and no additional Option grants or other right to acquire Shares shall be made after such date. The Plan shall terminate automatically ten
(10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

        (b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Option granted or other right to acquire Shares awarded before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the Optionee or Offeree. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules.

        (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or Option previously granted under the Plan.


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SECTION 13. EXECUTION.

        To record the amendment of the Plan by the Board of Directors as of March 12, 1999, the Company has caused its authorized officer to execute the same.

                                            ACTIVETOUCH, INC.



                                            By /s/ Subrah S. Iyar
                                              ----------------------------------
                                            Title CEO



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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR
QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED.

                                ACTIVETOUCH, INC.
                                 1998 STOCK PLAN

                        INCENTIVE STOCK OPTION AGREEMENT
                         MONTHLY VESTING OVER FOUR YEARS


        ActiveTouch, Inc., a California corporation (the "Company"), hereby grants an option to purchase Shares of its Common Stock to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the Company's 1998 Stock Plan (the "Plan").

Date of Option Grant: ((2))

Name of Optionee: ((1))

Optionee's Social Security Number:  _____-____-_____

Number of Shares of Common Stock Covered by Option (post-split): ((3)) Exercise Price per Share (post-split): $((4))

Vesting Start Date:  ((5))


        BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ENCLOSED.


Optionee:
         -----------------------------------------------------------------------
                                       (Signature)


Company:
        ------------------------------------------------------------------------
                                       (Signature)

             Title:
                   -------------------------------------------------------------

Attachment

                                ACTIVETOUCH, INC.

                                 1998 STOCK PLAN

                        INCENTIVE STOCK OPTION AGREEMENT
                         MONTHLY VESTING OVER FOUR YEARS


INCENTIVE STOCK OPTION  This option is intended to be an incentive stock option under section 422 of the Internal Revenue Code and will be interpreted accordingly.

VESTING Beginning on the Vesting Start Date, the Shares under this option will vest and become exercisable over a four-year period at the rate of 1/48th per month, in accordance with the vesting schedule indicated below:

                                                              Portion of
                                                              Shares Vested
                                                              -------------
                        From the Vesting Start Date until         None
                        twelve months thereof

                        At the end of twelve months from          25%
                        the Vesting Start Date

                        For each additional full month of         1/48th
                        your Service to the Company
                        thereafter

                        On the fourth anniversary of the          100%
                        Vesting Start Date

                        Your vesting will cease in the event that your Service terminates for any reason. Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to, the Company (or any subsidiary) as determined in the sole discretion of the Committee. A leave of absence, regardless of the reason, shall be deemed to constitute the cessation of your Service unless such leave is authorized by the Company, and you return within the time specified in such authorization.

TERM Your option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service to the Company terminates, as described below.)

REGULAR TERMINATION     If your Service terminates for any reason except death
                        or Disability, then your option will expire at the close
                        of business at Company headquarters on the 30th day
                        after your termination date.

DEATH In the event of your death while in Service, then your option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate or heirs may exercise the vested portion of your option.

DISABILITY              If your Service terminates because of your Disability,
                        then your option will expire at the close of business at
                        Company headquarters on the date six months after your
                        termination date.

                        However, for purposes of determining whether your option is entitled to ISO status, unless your Disability satisfies the definition set forth in section 22(e)(3) of the Code (as cited below), ISO status will terminate three (3) months after your termination date.

                        "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF ABSENCE       For purposes of this option, your Service does not
                        terminate when you go on a bona fide leave of absence,
                        that was approved by the Company in writing, if the
                        terms of the leave provide for continued service
                        crediting, or when continued service crediting is
                        required by applicable law. However, for purposes of
                        determining whether your option is entitled to ISO
                        status, your Service will be treated as terminating
                        ninety (90) days after you went on leave, unless your
                        right to return to active work is guaranteed by law or
                        by a contract. Your Service terminates in any event when
                        the approved leave ends, unless you immediately return
                        to active work.

                        The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

RESTRICTIONS ON         The Company will not permit you to exercise this option
EXERCISE                if the issuance of Shares at that time would violate any
                        law or regulation.

NOTICE OF EXERCISE      When you wish to exercise this option, you must notify
                        the Company by filing the proper "Notice of Exercise"
                        form at the address given on the form. Your notice must
                        specify how many

                        Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

                        If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT         When you submit your notice of exercise, you must
                        include payment of the option price for the Shares
                        you are purchasing. Payment may be made in one (or a
                        combination) of the following forms:

                        - Your personal check, a cashier's check or a money
                          order.

                        - To the extent that a public market for the Shares
                          exists as determined by the Company, by delivery
                          (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell
                          Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise
                          Price.

WITHHOLDING TAXES       You will not be allowed to exercise this option unless
                        you make acceptable arrangements to pay any withholding
                        or other taxes that may be due as a result of the option
                        exercise or the sale of Shares acquired upon exercise of
                        this option.

MARKET STAND-OFF        In connection with any underwritten public offering by
AGREEMENT               the Company of its equity securities pursuant to an
                        effective registration statement filed under the
                        Securities Act, including the Company's initial public
                        offering, you shall not sell, make any short sale of,
                        loan, hypothecate, pledge, grant any option for the
                        purchase of, or otherwise dispose or transfer for value
                        or agree to engage in any of the foregoing transactions
                        with respect to any Shares without the prior written
                        consent of the Company or its underwriters, for such
                        period of time after the effective date of such
                        registration statement as may be requested by the
                        Company or such underwriters (not to exceed one
                        hundred-eighty (180) days).

                        In order to enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

RESTRICTIONS ON         By signing this Agreement, you agree not to sell any
RESALE                  option Shares at a time when applicable laws,
                        regulations or Company or underwriter trading policies
                        prohibit a sale.

                        You represent and agree that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

                        In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise to make such representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S RIGHT     In the event that you propose to sell, pledge or
OF FIRST REFUSAL        otherwise transfer to a third party any vested Shares
                        acquired under this Agreement, or any interest in such
                        Shares, the Company shall have the "Right of First
                        Refusal" with respect to all (and not less than all) of
                        such Shares. If you desire to transfer vested Shares
                        acquired under this Agreement, you must give a written
                        "Transfer Notice" to the Company describing fully the
                        proposed transfer, including the number of Shares
                        proposed to be transferred, the proposed transfer price
                        and the name and address of the proposed transferee. The
                        Transfer Notice shall be signed both by you and by the
                        proposed new transferee and must constitute a binding
                        commitment of both parties to the transfer of the
                        Shares. The Company shall have the right to purchase
                        all, and not less than all, of the Shares on the terms
                        of the proposal described in the Transfer Notice
                        (subject, however, to any change in such terms permitted
                        in the next paragraph) by delivery of a notice of
                        exercise of the Right of First Refusal within 30 days
                        after the date when the Transfer Notice was received by
                        the Company.


                        If the Company fails to exercise its Right of First
                        Refusal before or within 30 days after the date when it received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the

                        Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer
                        Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                        The Company's Right of First Refusal shall inure to the benefit of its successors and assigns, shall be freely assignable in whole or in part and shall be binding upon any transferee of the Shares.

                        The Company's Right of First Refusal shall terminate in the event that stock is listed on an established stock exchange or is quoted regularly on the Nasdaq Stock
                        Market.

TRANSFER OF OPTION      Prior to your death, only you may exercise this option.
                        You cannot transfer or assign this option. For instance,
                        you may not sell this option or use it as security for a
                        loan. If you attempt to do any of these things, this
                        option will immediately become invalid. You may,
                        however, dispose of this option in your will.

                        Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your option in any other way.

NO RETENTION RIGHTS     Your option or this Agreement do not give you the right
                        to be retained by the Company (or any subsidiaries) in
                        any capacity. The Company (and any subsidiaries) reserve
                        the right to terminate your Service at any time and for
                        any reason.

SHAREHOLDER RIGHTS      You, or your estate or heirs, have no rights as a
                        shareholder of the Company until a certificate for your
                        option Shares has been issued. No adjustments are made
                        for dividends or other rights if the applicable record
                        date occurs before your stock certificate is issued,
                        except as described in the Plan.

ADJUSTMENTS             In the event of a stock split, a stock dividend or a
                        similar change in the Company stock, the number of
                        Shares covered by this option and the exercise price per
                        share may be adjusted pursuant to the Plan. Your option
                        shall be subject to the terms of the agreement of
                        merger, liquidation or reorganization in the event the
                        Company is subject to such corporate activity.

LEGENDS All certificates representing the Shares issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

                        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT
                        BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER
                        DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A
                        WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL
                        HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN
                        TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL
                        UPON AN ATTEMPTED TRANSFER OF THE SECURITIES. THE
                        SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST
                        FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF
                        WITHOUT CHARGE."

                        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT
                        BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF
                        1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE,
                        AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND
                        QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL
                        AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED
                        AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT
                        REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE
                        SECURITIES LAWS ARE NOT REQUIRED."

APPLICABLE LAW          This Agreement will be interpreted and enforced under
                        the laws of the State of California.

THE PLAN AND OTHER      The text of the Plan is incorporated in this Agreement
AGREEMENTS              by reference. Certain capitalized terms used in this
                        Agreement are defined in the Plan.

                        This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

         BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL
          OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

                       NOTICE OF EXERCISE OF STOCK OPTION

ActiveTouch, Inc.
1270 Oakmead Parkway
Suite 301
Sunnyvale, CA 94086

      Re:    Exercise of Stock Option to Purchase Shares of Company Stock

Ladies and Gentlemen:

        Pursuant to the Stock Option Agreement dated __________, 199___ (the "Stock Option Agreement"), between ActiveTouch, Inc., a California corporation (the "Company"), and the undersigned, I hereby elect to purchase _____________ shares of the common stock of the Company (the "Shares"), at the price of $__________ per Share. My check in the amount of $______________ is enclosed. The Shares are to be issued and registered in the name(s) of:

                           --------------------------

                           --------------------------

        The undersigned understands there may be tax consequences as a result of the purchase or disposition of the Shares. The undersigned represents that he/she has received and reviewed the Plan's federal income tax information and consulted with any tax consultants he/she deems advisable in connection with the purchase or disposition of the Shares and the undersigned is not relying on the Company for any tax advice.

        The undersigned acknowledges that he/she has received, read and understood the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions. The undersigned represents that the Shares are being acquired solely for his/her own account and not as a nominee for any other party, or for investment, and that the undersigned purchaser will not offer, sell or otherwise dispose of any such Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

Dated:  _____________________


                                            ------------------------------------
                                                         (Signature)


                                            ------------------------------------
                                                     (Please Print Name)


                                            Social Security No.
                                                               -----------------


                                            ------------------------------------


                                            ------------------------------------
                                                       (Full Address)

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED.

                                ACTIVETOUCH, INC.
                                 1998 STOCK PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT
                         MONTHLY VESTING OVER FOUR YEARS


        ActiveTouch, Inc., a California corporation (the "Company"), hereby grants an option to purchase Shares of its Common Stock to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the Company's 1998 Stock Plan (the "Plan").

Date of Option Grant: ((2))

Name of Optionee: ((1))

Optionee's Social Security Number:  _____-____-_____

Number of Shares of Common Stock Covered by Option (post-split): ((3))

Exercise Price per Share (post-split): $((4))

Vesting Start Date: ((5))

        BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN
        THE PLAN, A COPY OF WHICH IS ALSO ENCLOSED.


Optionee:
         -----------------------------------------------------------------------
                                    (Signature)

Company:
         -----------------------------------------------------------------------
                                    (Signature)


         Title:

Attachment

                                ACTIVETOUCH, INC.
                                 1998 STOCK PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT
                         MONTHLY VESTING OVER FOUR YEARS


NONSTATUTORY   This option is not intended to be an incentive stock option under
STOCK OPTION   section 422 of the Internal Revenue Code and will be interpreted accordingly.

VESTING Beginning on the Vesting Start Date, the Shares under this option will vest and become exercisable over a four-year period at the rate of 1/48th per month, in accordance with the vesting schedule indicated below:


                                                                    Portion of
                                                                   Shares Vested
                                                                   -------------

               From the Vesting Start Date until twelve months
               thereof                                                None

               At the end of twelve months from the Vesting
               Start Date                                             25%

               For each additional full month of your Service
               to the Company thereafter                              1/48th

               On the fourth anniversary of the Vesting Start
               Date                                                   100%


               Your vesting will cease in the event that your Service terminates for any reason. Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to, the Company (or any subsidiary) as determined in the sole discretion of the Committee. A leave of absence, regardless of the reason, shall be deemed to constitute the cessation of your Service unless such leave is authorized by the Company, and you return within the time specified in such authorization.

TERM Your option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service to the Company terminates, as described below.)

REGULAR TERMINATION     If your Service terminates for any reason except death
                        or Disability, then your option will expire at the close
                        of business at Company headquarters on the 30th day
                        after your termination date.

DEATH In the event of your death while in Service, your option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate or heirs may exercise the vested portion of your option.

DISABILITY              If your Service terminates because of your Disability,
                        then your option will expire at the close of business at
                        Company headquarters on the date six months after your
                        termination date.

                        "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF ABSENCE       For purposes of this option, your Service does not
                        terminate when you go on a bona fide leave of absence,
                        that was approved by the Company in writing, if the
                        terms of the leave provide for continued service
                        crediting, or when continued service crediting is
                        required by applicable law. Your Service terminates in
                        any event when the approved leave ends, unless you
                        immediately return to active service.

                        The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

RESTRICTIONS ON         The Company will not permit you to exercise this option
EXERCISE                if the issuance of Shares at that time would violate any
                        law or regulation.

NOTICE OF EXERCISE      When you wish to exercise this option, you must notify
                        the Company by filing the proper "Notice of Exercise"
                        form at the address given on the form. Your notice must
                        specify how many Shares you wish to purchase. Your
                        notice must also specify how your Shares should be
                        registered (in your name only or in your and your
                        spouse's names as community property or as joint tenants
                        with right of survivorship). The notice will be
                        effective when it is received by the Company.

                        If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT         When you submit your notice of exercise, you must
                        include payment of the option price for the Shares you
                        are purchasing. Payment may be made in one (or a
                        combination) of the following forms:

                        - Your personal check, a cashier's check or a money
                          order.

                        - To the extent that a public market for the Shares
                          exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

WITHHOLDING TAXES       You will not be allowed to exercise this option unless
                        you make acceptable arrangements to pay any withholding
                        or other taxes that may be due as a result of the option
                        exercise or the sale of the Shares acquired upon
                        exercise of this option.

MARKET STAND-OFF        In connection with any underwritten public offering by
AGREEMENT               the Company of its equity securities pursuant to an
                        effective registration statement filed under the
                        Securities Act, including the Company's initial public
                        offering, you shall not sell, make any short sale of,
                        loan, hypothecate, pledge, grant any option for the
                        purchase of, or otherwise dispose or transfer for value
                        or agree to engage in any of the foregoing transactions
                        with respect to any Shares without the prior written
                        consent of the Company or its underwriters, for such
                        period of time after the effective date of such
                        registration statement as may be requested by the
                        Company or such underwriters (not to exceed one
                        hundred-eighty (180) days).

                        In order to enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

RESTRICTIONS ON RESALE  By signing this Agreement, you agree not to sell any option Shares at a time when applicable laws, regulations or Company or underwriter trading policies prohibit a sale.

                        You represent and agree that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

                        In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise to make such representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S RIGHT     In the event that you propose to sell, pledge or
OF FIRST REFUSAL        otherwise transfer to a third party any vested Shares
                        acquired under this Agreement, or any interest in such
                        Shares, the Company shall have the "Right of First
                        Refusal" with respect to all (and not less than all) of
                        such Shares. If you desire to transfer vested Shares
                        acquired under this Agreement, you must give a written
                        "Transfer Notice" to the Company describing fully the
                        proposed transfer, including the number of Shares
                        proposed to be transferred, the proposed transfer price
                        and the name and address of the proposed transferee. The
                        Transfer Notice shall be signed both by you and by the
                        proposed new transferee and must constitute a binding
                        commitment of both parties to the transfer of the
                        Shares. The Company shall have the right to purchase
                        all, and not less than all, of the Shares on the terms
                        of the proposal described in the Transfer Notice
                        (subject, however, to any change in such terms permitted
                        in the next paragraph) by delivery of a notice of
                        exercise of the Right of First Refusal within thirty
                        (30) days after the date when the Transfer Notice was
                        received by the Company.

                        If the Company fails to exercise its Right of First
                        Refusal before or within 30 days after the date when it received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer
                        Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                        The Company's Right of First Refusal shall inure to the benefit of its successors and assigns, shall be freely assignable in whole or in part and shall be binding upon any transferee of the Shares.

                        The Company's Right of First Refusal shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq Stock
                        Market.

TRANSFER OF OPTION      Prior to your death, only you may exercise this option.
                        You cannot transfer or assign this option. For instance,
                        you may not sell this option or use it as security for a
                        loan. If you attempt to do any of these things, this
                        option will immediately become invalid. You may,
                        however, dispose of this option in your will.

                        Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your option in any other way.

NO RETENTION RIGHTS     Your option or this Agreement do not give you the right
                        to be retained by the Company (or any subsidiaries) in
                        any capacity. The Company (and any subsidiaries) reserve
                        the right to terminate your Service at any time and for
                        any reason.

SHAREHOLDER RIGHTS      You, or your estate or heirs, have no rights as a
                        shareholder of the Company until a certificate for your
                        option Shares has been issued. No adjustments are made
                        for dividends or other rights if the applicable record
                        date occurs before your stock certificate is issued,
                        except as described in the Plan.

ADJUSTMENTS             In the event of a stock split, a stock dividend or a
                        similar change in the Company stock, the number of
                        Shares covered by this option and the exercise price per
                        share may be adjusted pursuant to the Plan. Your option
                        shall be subject to the terms of the agreement of
                        merger, liquidation or reorganization in the event the
                        Company is subject to such corporate activity.

LEGENDS All certificates representing the Shares issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

                              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE
                              MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY
                              MANNER DISPOSED OF, EXCEPT IN

                              COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT
                              BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF.
                              SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER
                              RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL
                              UPON AN ATTEMPTED TRANSFER OF THE SECURITIES. THE
                              SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST
                              FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER
                              HEREOF WITHOUT CHARGE."

                              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE
                              HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE
                              SECURITIES ACT OF 1933, AS AMENDED, OR THE
                              SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED
                              AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT
                              TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE
                              SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN
                              OPINION OF COUNSEL SATISFACTORY TO THE COMPANY
                              THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL
                              AND STATE SECURITIES LAWS ARE NOT REQUIRED."

APPLICABLE LAW          This Agreement will be interpreted and enforced under
                        the laws of the State of California.

THE PLAN AND OTHER      The text of the Plan is incorporated in this Agreement
AGREEMENTS              by reference. Certain capitalized terms used in this
                        Agreement are defined in the Plan.

                        This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

        BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

                       NOTICE OF EXERCISE OF STOCK OPTION


ActiveTouch, Inc.
1270 Oakmead Parkway
Suite 301
Sunnyvale, CA 94086

      Re:    Exercise of Stock Option to Purchase Shares of Company Stock

Ladies and Gentlemen:

      Pursuant to the Stock Option Agreement dated __________, 199___ (the "Stock Option Agreement"), between ActiveTouch, Inc., a California corporation (the "Company"), and the undersigned, I hereby elect to purchase _____________ shares of the common stock of the Company (the "Shares"), at the price of $__________ per Share. My check in the amount of $______________ is enclosed. The Shares are to be issued and registered in the name(s) of:

                           --------------------------

                           --------------------------

        The undersigned understands there may be tax consequences as a result of the purchase or disposition of the Shares. The undersigned represents that he/she has received and reviewed the Plan's federal income tax information and consulted with any tax consultants he/she deems advisable in connection with the purchase or disposition of the Shares and the undersigned is not relying on the Company for any tax advice.

        The undersigned acknowledges that he/she has received, read and understood the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions. The undersigned represents that the Shares are being acquired solely for his/her own account and not as a nominee for any other party, or for investment, and that the undersigned purchaser will not offer, sell or otherwise dispose of any such Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

Dated:  _____________________


                                            ------------------------------------
                                                         (Signature)


                                            ------------------------------------
                                                     (Please Print Name)


                                            Social Security No.
                                                               -----------------


                                            ------------------------------------


                                            ------------------------------------
                                                       (Full Address)